EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Transparent Electricity-Generating Window Coatings Pass Important Weather-Performance Testing

Columbia, MD – May 3, 2017 - SolarWindow Technologies, Inc. (OTCQB: WNDW) today announced successful completion of important freeze/thaw performance testing necessary for the commercialization of its transparent electricity-generating coatings that could turn ordinary passive glass into electricity-generating windows.

These transparent, electricity-generating coatings have the potential of turning new and existing tall buildings into ‘clean power generators.’ When applied to a 50-story building, for example, SolarWindow™ could reduce electricity costs by up to 50 percent per year and achieve a one-year financial payback, according to independently-validated modeling.

Since commercial buildings consume almost 40% of all the electricity generated in the US, electricity-generating windows that reduce electricity costs could be compelling for building owners, while simultaneously providing environmental benefits and reducing carbon dioxide emissions.

In order to determine the ability of the electricity-generating coatings to withstand real-world environmental conditions, the company, along with scientists and engineers at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL), subjected SolarWindow™ modules to cycles of high temperatures followed by extremely low temperatures to simulate natural environmental conditions.

During this test, SolarWindow™ modules were subjected to more than 200 freeze/thaw cycles, which yielded favorable performance results of the edge sealing processes and minimal impact on the device electrical performance. SolarWindow™ modules are being designed for durability using a variety of processes and materials, including encapsulation and edge seals, to protect the layers making up the electricity-generating coating.

“This particular test is very important to establish the thermal and mechanical stability of SolarWindow™ coatings. As a part of windows of the future, such coatings will naturally be exposed to temperature extremes and cycles that cause mechanical stresses, which can eventually lead to failure,” said Dr. Scott Hammond, Principal Scientist of SolarWindow. “By appropriately engineering our layer lamination and edge sealing processes, we can minimize such stresses and ensure long operational lifetimes, regardless of the outdoor environment the windows are exposed to.”

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“Passing the freeze/thaw temperature cycle testing is another important step towards commercializing SolarWindow™ coatings,” said John Conklin, President and CEO of SolarWindow. “Successful completion of this test puts SolarWindow™ modules one step closer to meeting performance PV test standards required by IEC.”

IEC, or the International Electrotechnical Committee, defines PV performance as a set of specific test sequences, conditions, and requirements for the design qualification of a PV module. The company will address the appropriate IEC PV module performance standards when SolarWindow™ products are commercially fabricated.

“It is important to verify applicable PV and window performance standards, and confirm that our test results meet the standards. The success of the freeze/thaw temperature cycle testing, at this stage, is a positive indication of progress towards commercialization,” said Conklin.

SolarWindow™ products are being developed in collaboration with NREL under a Cooperative Research and Development Agreement (CRADA). The primary development goal of the CRADA is the commercialization of SolarWindow™ products.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

•	Facebook
•	Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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